Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

March 31, 2019

ICF-QTLY-0519
1.9882756.102

Schedule of Investments March 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 66.4%
		Principal Amount(a)	Value
Argentina - 0.9%
YPF SA 8.5% 3/23/21 (Reg. S)		$1,630,000	$1,642,225
British Virgin Islands - 0.9%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		1,285,000	1,264,459
Proven Honour Capital Ltd. 4.125% 5/6/26 (Reg. S)		310,000	300,385

TOTAL BRITISH VIRGIN ISLANDS			1,564,844

Cayman Islands - 0.7%
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	1,115,000	1,267,655
Denmark - 3.0%
Danske Bank A/S:
1.375% 5/24/22 (Reg. S)	EUR	750,000	844,769
5% 1/12/22 (b)		850,000	870,495
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	2,445,000	2,872,473
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	827,690

TOTAL DENMARK			5,415,427

France - 3.7%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	1,100,000	1,199,992
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	2,000,000	2,195,193
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	989,405
2.75% 4/13/23 (Reg. S)	EUR	1,900,000	2,205,363

TOTAL FRANCE			6,589,953

Germany - 5.7%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	1,600,000	1,736,862
Bayer AG 3% 7/1/75 (Reg S.) (c)	EUR	750,000	845,027
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	4,800,000	5,447,618
5% 6/24/20	EUR	1,450,000	1,702,502
Dvb Bank Se 1.25% 4/22/20	EUR	400,000	452,784

TOTAL GERMANY			10,184,793

Ireland - 2.8%
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,765,000	2,060,791
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		2,430,000	2,452,152
Bank Ireland Group PLC 3.125% 9/19/27 (Reg. S) (c)	GBP	350,000	437,754

TOTAL IRELAND			4,950,697

Italy - 3.3%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	1,110,000	728,097
Telecom Italia SpA 4% 4/11/24 (Reg. S)	EUR	1,250,000	1,475,595
UniCredit SpA:
4.375% 1/3/27 (Reg. S) (c)	EUR	700,000	809,504
6.572% 1/14/22 (b)		2,150,000	2,252,692
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	574,000	606,926

TOTAL ITALY			5,872,814

Luxembourg - 5.6%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	1,399,000	1,634,126
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	610,000	696,889
2% 2/15/24 (Reg. S)	EUR	900,000	1,033,640
2.2% 7/24/25 (Reg. S)	EUR	2,209,000	2,528,431
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	2,350,000	2,659,284
Logicor Financing SARL 1.5% 11/14/22 (Reg. S)	EUR	1,400,000	1,585,197

TOTAL LUXEMBOURG			10,137,567

Mexico - 4.3%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		1,235,000	1,273,717
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	950,000	1,064,330
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		470,000	490,071
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	670,000	733,877
3.75% 2/21/24 (Reg. S)	EUR	3,555,000	4,092,721

TOTAL MEXICO			7,654,716

Netherlands - 6.8%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		400,000	403,440
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (c)		355,000	364,884
5.75% 8/15/50 (Reg. S) (c)		850,000	887,613
Deutsche Annington Finance BV 5% 10/2/23 (b)		950,000	979,857
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	695,000	794,849
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	291,000	357,848
8.75% 5/23/26		866,000	1,023,179
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	2,200,000	2,157,987
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	520,000	577,408
4.5% 3/1/25	EUR	750,000	860,075
Volkswagen Financial Services AG 1.875% 9/7/21 (Reg. S)	GBP	1,900,000	2,473,858
WPC Eurobond BV 2.25% 4/9/26	EUR	1,200,000	1,377,160

TOTAL NETHERLANDS			12,258,158

Spain - 2.1%
CaixaBank SA:
1.75% 10/24/23 (Reg. S)	EUR	2,100,000	2,394,963
2.75% 7/14/28 (Reg. S) (c)	EUR	700,000	795,433
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	600,000	677,896

TOTAL SPAIN			3,868,292

Sweden - 2.8%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	2,710,000	3,098,638
Tele2 AB 1.125% 5/15/24 (Reg. S)	EUR	1,650,000	1,885,088

TOTAL SWEDEN			4,983,726

Switzerland - 7.9%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	3,900,000	4,687,625
6.5% 8/8/23 (Reg. S)		3,565,000	3,817,972
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	4,814,000	5,747,439

TOTAL SWITZERLAND			14,253,036

Turkey - 0.5%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	854,000	953,185
United Kingdom - 5.6%
Barclays PLC 2.625% 11/11/25 (Reg. S) (c)	EUR	1,550,000	1,753,596
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	1,935,000	2,066,650
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	535,000	672,847
Imperial Tobacco Finance PLC:
1.125% 8/14/23 (Reg. S)	EUR	1,700,000	1,916,027
3.375% 2/26/26 (Reg. S)	EUR	650,000	810,412
8.125% 3/15/24	GBP	975,000	1,596,601
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	325,000	436,072
4.5% 9/7/23 (Reg. S)	GBP	600,000	797,650

TOTAL UNITED KINGDOM			10,049,855

United States of America - 9.8%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		2,900,000	2,933,037
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,475,000	1,729,037
Citigroup, Inc.:
4.3% 11/20/26		1,715,000	1,744,396
5.5% 9/13/25		580,000	636,141
DCP Midstream LLC 4.75% 9/30/21 (b)		100,000	101,750
Goldman Sachs Group, Inc. 4.25% 10/21/25		2,612,000	2,675,475
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	1,550,000	1,804,198
Marsh & McLennan Companies, Inc. 1.349% 9/21/26	EUR	950,000	1,078,140
Morgan Stanley:
3.95% 4/23/27		1,343,000	1,345,449
4.35% 9/8/26		625,000	641,716
Reynolds American, Inc. 4.45% 6/12/25		2,191,000	2,251,159
Time Warner Cable, Inc. 4.5% 9/15/42		825,000	723,748

TOTAL UNITED STATES OF AMERICA			17,664,246

TOTAL NONCONVERTIBLE BONDS
(Cost $121,920,707)			119,311,189

U.S. Government and Government Agency Obligations - 3.1%
U.S. Treasury Obligations - 3.1%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$59,000	$55,792
3% 5/15/47 (d)(e)		297,000	308,497
U.S. Treasury Notes:
2% 5/31/24		225,000	222,302
2.125% 11/30/24		2,600,000	2,579,484
2.125% 5/15/25 (d)		695,000	688,077
2.75% 11/30/20 (e)		1,642,000	1,653,289
			5,507,441
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,425,722)			5,507,441

Foreign Government and Government Agency Obligations - 10.2%
Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	$2,000,000	$2,386,523
Italy - 6.8%
Italian Republic 4.25% 9/1/19	EUR	10,700,000	12,213,564
United Kingdom - 2.1%
United Kingdom, Great Britain and Northern Ireland:
1.625% 10/22/28	GBP	200,000	275,200
1.75% 9/7/37 (d)(e)	GBP	1,622,000	2,204,133
4.25% 3/7/36 (e)	GBP	310,000	575,998
4.25% 12/7/49 (d)	GBP	348,000	753,233

TOTAL UNITED KINGDOM			3,808,564

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,278,825)			18,408,651
		Shares	Value

Nonconvertible Preferred Stocks - 0.3%
United Kingdom - 0.3%
Nationwide Building Society 10.25%
(Cost $667,935)		3,207	605,659
		Principal Amount(a)	Value

Preferred Securities - 16.9%
Australia - 0.8%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(f)		1,495,000	1,401,848
Canada - 0.7%
Bank of Nova Scotia 4.65% (c)(f)		1,415,000	1,301,800
Denmark - 0.2%
Danske Bank A/S 5.875% (Reg. S) (c)(f)	EUR	380,000	434,313
France - 0.4%
Danone SA 1.75% (Reg. S) (c)(f)	EUR	700,000	768,657
Germany - 0.4%
Deutsche Bank AG 6% (Reg. S) (c)(f)	EUR	700,000	718,811
Ireland - 0.5%
Allied Irish Banks PLC 7.375% (Reg. S) (c)(f)	EUR	700,000	836,265
Italy - 0.7%
Assicurazioni Generali SpA 6.416% (c)(f)	GBP	900,000	1,222,024
Luxembourg - 1.7%
Grand City Properties SA 3.75% (c)(f)	EUR	2,600,000	3,022,275
Netherlands - 4.2%
Deutsche Annington Finance BV 4% (Reg. S) (c)(f)	EUR	700,000	837,546
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (f)	EUR	865,000	1,125,564
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(f)	EUR	2,745,000	3,071,506
2.7%(Reg. S) (c)(f)	EUR	500,000	556,668
3.75% (c)(f)	EUR	1,650,000	1,917,112

TOTAL NETHERLANDS			7,508,396

Spain - 1.6%
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (c)(f)	EUR	1,200,000	1,307,324
6.75% (Reg. S) (c)(f)	EUR	1,400,000	1,608,292

TOTAL SPAIN			2,915,616

United Kingdom - 5.7%
Aviva PLC:
5.9021% (c)(f)	GBP	650,000	872,752
6.125% (c)(f)	GBP	2,930,000	4,073,771
Barclays Bank PLC 7.625% 11/21/22		1,605,000	1,745,438
CYBG PLC 9.25% (Reg. S) (c)(f)	GBP	500,000	663,430
HSBC Holdings PLC 5.25% (c)(f)	EUR	1,747,000	2,070,028
Pennon Group PLC 2.875% (Reg. S) (c)(f)	GBP	575,000	750,742

TOTAL UNITED KINGDOM			10,176,161

TOTAL PREFERRED SECURITIES
(Cost $31,306,734)			30,306,166
		Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 2.48% (g)
(Cost $2,924,636)		2,924,082	2,924,666

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.125% on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	6/19/19	EUR 14,400,000	$107,244
Option with an exercise rate of 3.125% on a credit default swap with Goldman Sachs Bank USA to buy protection on the 5-Year iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	6/19/19	EUR 7,850,000	65,612

TOTAL PUT OPTIONS			172,856

TOTAL PURCHASED SWAPTIONS
(Cost $233,670)			172,856
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $180,758,229)			177,236,628
NET OTHER ASSETS (LIABILITIES) - 1.4%			2,554,129
NET ASSETS - 100%			$179,790,757

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	15	June 2019	$1,475,731	$29,351	$29,351
ICE Long Gilt Contracts (United Kingdom)	14	June 2019	2,358,971	39,389	39,389
TME 10 Year Canadian Note Contracts (Canada)	56	June 2019	5,826,498	113,508	113,508
TOTAL BOND INDEX CONTRACTS					182,248
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	23	June 2019	4,901,156	18,283	18,283
CBOT 5-Year U.S. Treasury Note Contracts (United States)	97	June 2019	11,235,328	92,908	92,908
CBOT Long Term U.S. Treasury Bond Contracts (United States)	32	June 2019	4,789,000	117,936	117,936
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	50	June 2019	6,639,063	137,767	137,767
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	24	June 2019	4,032,000	124,167	124,167
TOTAL TREASURY CONTRACTS					491,061

TOTAL PURCHASED					673,309

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	57	June 2019	8,512,938	(67,898)	(67,898)
TOTAL FUTURES CONTRACTS					$605,411

The notional amount of futures purchased as a percentage of Net Assets is 22.9%

The notional amount of futures sold as a percentage of Net Assets is 4.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	1,239,000	USD	1,391,149	Royal Bank Of Canada	4/1/19	$(1,301)
USD	37,947	CAD	51,000	Citibank, N.A.	4/1/19	(217)
USD	39,174	GBP	30,000	Royal Bank Of Canada	4/1/19	100
CAD	19,000	USD	14,219	Bank Of America, N.A.	4/2/19	(1)
CAD	173,000	USD	194,026	State Street Bank And Trust Co	4/2/19	36
USD	18,443	AUD	26,000	Bank Of America, N.A.	4/2/19	(19)
CAD	131,000	USD	97,802	Bank Of America, N.A.	5/16/19	336
EUR	88,000	USD	99,871	BNP Paribas SA	5/16/19	(783)
GBP	79,000	USD	104,639	Bank Of America, N.A.	5/16/19	(1,515)
GBP	879,000	USD	1,153,819	Citibank, N.A.	5/16/19	(6,401)
GBP	258,000	USD	340,283	Royal Bank Of Canada	5/16/19	(3,498)
USD	131,853	CAD	176,000	Bank Of America, N.A.	5/16/19	3
USD	500,448	EUR	437,000	BNP Paribas SA	5/16/19	8,388
USD	248,917	EUR	219,000	BNP Paribas SA	5/16/19	2,323
USD	146,691	EUR	129,000	BNP Paribas SA	5/16/19	1,438
USD	1,775,764	EUR	1,560,000	BNP Paribas SA	5/16/19	19,208
USD	149,403	EUR	131,000	Bank Of America, N.A.	5/16/19	1,897
USD	133,857	EUR	117,000	Citibank, N.A.	5/16/19	2,116
USD	1,023,260	EUR	909,000	State Street Bank And Trust Co	5/16/19	(271)
USD	112,718,000	EUR	98,707,463	JPMorgan Chase Bank, N.A.	5/16/19	1,573,660
USD	1,443,741	EUR	1,281,000	Royal Bank Of Canada	5/16/19	1,338
USD	96,650	GBP	73,000	BNP Paribas SA	5/16/19	1,358
USD	125,306	GBP	94,000	Citibank, N.A.	5/16/19	2,601
USD	234,434	GBP	180,000	Royal Bank of Canada	5/16/19	(533)
USD	19,544,000	GBP	14,908,614	JPMorgan Chase Bank, N.A.	5/16/19	82,782
USD	611,321	GBP	463,000	JPMorgan Chase Bank, N.A.	5/16/19	6,936
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$1,689,981
					Unrealized Appreciation	1,704,520
					Unrealized Depreciation	(14,539)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 890,000	$(20,088)	$10,135	$(9,953)
Gas Natural Capital Markets SA		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(45,088)	24,917	(20,171)
Standard Chartered Bank		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(19,804)	(10,023)	(29,827)
TOTAL BUY PROTECTION							(84,980)	25,029	(59,951)
Sell Protection
Casino Guichard Perrachon SA	Ba1	Jun. 2019	JPMorgan Chase Bank, N.A.	1%	Quarterly	EUR 200,000	(112)	1,231	1,119

TOTAL CREDIT DEFAULT SWAPS							$(85,092)	$26,260	$(58,832)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2029	EUR 2,460,000	$36,184	$0	$36,184
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2034	EUR 6,265,000	515,780	0	515,780
1.5%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2039	EUR 1,085,000	69,799	0	69,799

TOTAL INTEREST RATE SWAPS							$621,763	$0	$621,763

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,137,831 or 4.0% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $511,400.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $603,693.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,085
Total	$15,085

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.